BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Current assets
Cash and cash equivalents	$ 301	$ 12
Bank deposits	1,624	1,919
Total assets	1,925	1,931
Current liabilities
Other payables and accrued expenses	159	142
Total current liabilities	159	142
Shareholders' equity
Ordinary shares of NIS 1.0 par value (5,000,000 shares authorized as of December 31, 2020 and December 31, 2019; 2,780,707 shares issued and 1,255,640 shares outstanding as of December 31, 2020 and December 31, 2019)	790	790
Additional paid-in capital	158,111	158,111
Accumulated deficit	(145,097)	(145,074)
Total shareholders' equity before reduction of treasury stock	13,804	13,827
Treasury stock, at cost: 1,525,067 shares as of December 31, 2020 and December 31, 2019	(12,038)	(12,038)
Total shareholders' equity	1,766	1,789
Total liabilities and shareholders' equity	$ 1,925	$ 1,931